Fees Summary	Jun. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,098,993,000.00
Previously Paid Amount	0.00
Total Fee Amount	168,255.84
Total Offset Amount	0.00
Net Fee	$ 168,255.84
Final Prospectus	false